                                                                      Exhibit 21

Subsidiaries of Registrant

                                                                                                         % of Voting
                                                                                                          Securities
                                                                                                        Owned by its
                                                                           Jurisdiction of                 Immediate
Name of Corporation                                                          Incorporation                    Parent(1)
--------------------------------------------------------------------------------------------------------------------
Starr                                                                             Delaware                          (2)
SICO                                                                                Panama                          (2)
  AIG (Registrant) (3)                                                            Delaware                          (4)
    AIG Asset Management Group, Inc.                                              Delaware                      100%
    AIG Capital Partners, Inc.                                                    Delaware                      100%
    AIG Aviation, Inc.                                                             Georgia                      100%
    AIG Capital Corp.                                                             Delaware                      100%
    AIG Capital Management Corp.                                                  Delaware                      100%
    AIG Claim Services, Inc.                                                      Delaware                      100%
    AIG Consumer Finance, Inc.                                                    Delaware                      100%
    AIG Credit Corp.                                                              Delaware                      100%
      AICCO                                                                  New Hampshire                      100%
      Imperial Premium Finance, Inc.                                            California                      100%
      Imperial Premium Finance, Inc.                                              Delaware                      100%
    AIG Finance Holdings, Inc.                                                    New York                      100%
      AIG Finance (Hong Kong) Limited                                            Hong Kong                      100%
    AIG Financial Products Corp.                                                  Delaware                      100%
    AIG Funding, Inc.                                                             Delaware                      100%
    AIG Global Investment Group, Inc.                                             Delaware                      100%
    AIG Global Trade & Political Risk Insurance Company                         New Jersey                      100%
    AIG Life Insurance Company                                                    Delaware                     78.9%(5)
    AIG Life Insurance Company of Canada                                            Canada                      100%
    AIG Life Insurance Company of Puerto Rico                                  Puerto Rico                      100%
    AIG Marketing, Inc.                                                           Delaware                      100%
    AIG Private Bank Ltd.                                                      Switzerland                      100%
    AIG Risk Management, Inc.                                                     New York                      100%
    AIG Trading Group Inc.                                                        Delaware                       80%
    AIU Insurance Company                                                         New York                       52%(6)
    AIU North America, Inc.                                                       New York                      100%
    American Home                                                                 New York                      100%
      AIG Hawaii Insurance Company, Inc.                                            Hawaii                      100%
      American International Insurance Company                                    New York                      100%
         American International Insurance Company of California, Inc.           California                      100%
         American International Insurance Company of New Jersey                 New Jersey                      100%
         Minnesota Insurance Company                                             Minnesota                      100%
      Transatlantic Holdings, Inc.                                                Delaware                     33.8%(7)
         Transatlantic Reinsurance Company                                        New York                      100%
            Putnam Reinsurance Company                                            New York                      100%
            Trans Re Zurich                                                    Switzerland                      100%
    American International Group Data Center, Inc.                           New Hampshire                      100%
    American International Life Assurance Company of New York                     New York                     77.52%(8)
    American International Reinsurance Company Limited                             Bermuda                      100%
      AIA                                                                        Hong Kong                      100%
         Australian American Assurance Company Limited                           Australia                      100%
      American International Assurance Company (Bermuda) Limited                   Bermuda                      100%
      Nan Shan Life Insurance Company, Ltd.                                         Taiwan                     94.12%
      American International Underwriters Corporation                             New York                      100%

                                                                                                                  % of Voting
                                                                                                                   Securities
                                                                                                                 Owned by its
                                                                                         Jurisdiction of            Immediate
Name of Corporation                                                                        Incorporation               Parent(1)
-----------------------------------------------------------------------------------------------------------------------------
   AIUO                                                                                          Bermuda                 100%
     AIG Europe (Ireland) Ltd.                                                                   Ireland                 100%
     Universal Insurance Co., Ltd.                                                              Thailand                 100%
     Interamericana Compania de Seguros Gerais (Brazil)                                           Brazil                 100%
     La Seguridad de Centroamerica, Compania de Seguros, Sociedad Anonima                      Guatemala                 100%
     American International Insurance Company of Puerto Rico                                 Puerto Rico                 100%
     La Interamerica Compania de Seguros Generales S.A                                          Colombia                 100%
     American International Underwriters G.m.b.H                                                 Germany                 100%
     Underwriters Adjustment Company, Inc.                                                        Panama                 100%
   American Life Insurance Company                                                              Delaware                 100%
     AIG Brasil Holding Ltd.                                                                      Brazil                73.6%(9)
     Kenya American Insurance Company Limited                                                      Kenya                 100%
     ALICO                                                                                        France                  89%
   American Security Life Insurance Company, Ltd.                                            Switzerland                99.8%
   Birmingham Fire Insurance Company of Pennsylvania                                        Pennsylvania                 100%
   China America Insurance Company, Ltd.                                                        Delaware                  50%
   Commerce and Industry Insurance Company                                                      New York                 100%
   Commerce and Industry Insurance Company of Canada                                             Ontario                 100%
   Delaware American Life Insurance Company                                                     Delaware                 100%
   Hawaii Insurance Consultants, Ltd.                                                             Hawaii                 100%
   The Insurance Company of the State of Pennsylvania                                       Pennsylvania                 100%
   Landmark Insurance Company                                                                 California                 100%
   Le Metropolitana de Seguros, C. por A                                              Dominican Republic                 100%
   Mt. Mansfield Company, Inc.                                                                   Vermont                 100%
   National Union                                                                           Pennsylvania                 100%
     American International Specialty Lines Insurance Company                                     Alaska                  70%(10)
     International Lease Finance Corporation                                                  California                 100%
     Lexington                                                                                  Delaware                  70%(10)
       JI Accident & Fire Insurance Co. Ltd.                                                       Japan                  50%
     National Union Fire Insurance Company of Louisiana                                        Louisiana                 100%
     21st Century Insurance Group                                                             California                31.7%(11)
       21st Century Insurance Company                                                         California                 100%
       21st Century Casualty Company                                                          California                 100%
   NHIG Holding Corp.                                                                           Delaware                 100%
     Audubon Insurance Company                                                                 Louisiana                 100%
       Audubon Indemnity Company                                                             Mississippi                 100%
       Agency Management Corporation                                                           Louisiana                 100%
        The Gulf Agency, Inc.                                                                    Alabama                 100%
     New Hampshire                                                                          Pennsylvania                 100%
       AIG Europe, S.A                                                                            France                     (12)
       A.I. Network Corporation                                                            New Hampshire                 100%
        Marketpac International, Inc.                                                           Delaware                 100%
       American International Pacific Insurance Company                                         Colorado                 100%
       American International South Insurance Company                                       Pennsylvania                 100%
       Granite State Insurance Company                                                      Pennsylvania                 100%
       New Hampshire Indemnity Company, Inc.                                                Pennsylvania                 100%
       AIG National Insurance Company, Inc.                                                     New York                 100%
       Illinois National Insurance Co.                                                          Illinois                 100%
       New Hampshire Insurance Services, Inc.                                              New Hampshire                 100%

                                                                                                                  % of Voting
                                                                                                                   Securities
                                                                                                                 Owned by its
                                                                                          Jurisdiction of           Immediate
Name of Corporation                                                                         Incorporation              Parent(1)
-----------------------------------------------------------------------------------------------------------------------------
       PHILAM                                                                                 Philippines                 99%
          Pacific Union Assurance Company                                                      California                100%
          The Philippine American General Insurance Company, Inc.                             Philippines                100%
              Philam Insurance Company, Inc.                                                  Philippines                100%
              The Philippine American Assurance Company, Inc.                                 Philippines                 25%
          Pine Street Real Estate Holdings Corp.                                            New Hampshire                    (13)
          American International Realty Corp.                                                    Delaware                100%
  Risk Specialist Companies, Inc.                                                                Delaware                100%
  SunAmerica Inc.                                                                                Delaware                100%
   SunAmerica Investments, Inc.                                                                   Georgia                100%
    SunAmerica Financial Network, Inc.                                                           Maryland                100%
          Advantage Capital Corp.                                                                New York                100%
          FSC Securities, Inc.                                                                   Delaware                100%
          Sentra Securities Corp.                                                              California                100%
          Spelman & Co., Inc.                                                                  California                100%
          SunAmerica Securities, Inc.                                                            Delaware                100%
   Resources Trust Company                                                                       Colorado                100%
   SunAmerica Life Insurance Company                                                              Arizona                100%
    First SunAmerica Life Insurance Company                                                      New York                100%
    Anchor National Life Insurance Company                                                        Arizona                100%
          Royal Alliance Associates, Inc.                                                        Delaware                100%
          SunAmerica Asset Management Corp.                                                      Delaware                100%
          SunAmerica Capital Services, Inc.                                                      Delaware                100%
  21st Century Insurance Company of Arizona                                                       Arizona                 51%(14)
  UGC                                                                                      North Carolina              36.31%(15)
   United Guaranty Insurance Company                                                       North Carolina                100%
   United Guaranty Mortgage Insurance Company                                              North Carolina                100%
   United Guaranty Mortgage Insurance Company of North Carolina                            North Carolina                100%
   United Guaranty Residential Insurance Company of North Carolina                         North Carolina                100%
   United Guaranty Residential Insurance Company                                           North Carolina                 75%(16)
          United Guaranty Commercial Insurance Company of North Carolina                   North Carolina                100%
          United Guaranty Commercial Insurance Company                                     North Carolina                100%
          United Guaranty Credit Insurance Company                                         North Carolina                100%
          United Guaranty Services, Inc.                                                   North Carolina                100%
=============================================================================================================================

(1)   Percentages include directors' qualifying shares.
(2) The directors and executive officers of AIG as a group own 85.54 percent of the voting common stock of Starr and 75 percent of the voting stock of SICO. Six of the directors of AIG also serve as directors of Starr and SICO.
(3) All subsidiaries listed are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(4)   The common stock is owned 13.7 percent by SICO, 2.0 percent by Starr and
      2.8 percent by The Starr Foundation.
(5)   Also owned 21.1 percent by Commerce & Industry Insurance Company.
(6) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union, and 8 percent by Birmingham.
(7)   Also owned 25.6 percent by American International Group, Inc.
(8)   Also owned 22.48 percent by American Home.
(9)   Also owned 26.4 percent by American International Group, Inc.
(10) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham.
(11) Also owned 16.4 percent by American Home, 6.2 percent by Commerce & Industry Insurance Company and 6.2 percent by New Hampshire.
(12)  100 percent to be held with other AIG companies.
(13)  Owned by 13 AIG subsidiaries.
(14)  Also owned 49 percent by 21st Century Insurance Group.
(15) Also owned 45.88 percent by National Union, 16.95 percent by New Hampshire and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(16) Also owned 25 percent by United Guaranty Residential Insurance Company of North Carolina.